Shareholders' Equity	6 Months Ended
Jun. 30, 2021
Stockholders' Equity Note [Abstract]
SHAREHOLDERS' EQUITY
NOTE 9:	SHAREHOLDERS’ EQUITY

a.	On June 2021, a total of 25,399 options were exercised for the amount of $59.

b.	On March 31, 2021 the Company issued 7,188 Ordinary Shares (equivalent to $27) to an officer of the Company as a Bonus, which was approved by the Board of Directors and shareholders.

c.	On January 4, 2021 the Company entered into a definitive agreement with several institutional investors for the purchase and sale of 800,000 Ordinary Shares and 720,000 Warrants to purchase Ordinary Shares at a combined purchase price of $2.50 in a registered direct offering with a total gross amount of $2,000 or $1,840 net of issuance expenses. The Warrants have an exercise price of $2.75 per share, are immediately exercisable and have a five-year term.

d.	Issuance of Ordinary Shares in connection with a Standby Equity Distribution Agreement:

On May 8, 2017 the Company entered into a Standby Equity Distribution Agreement (“SEDA”), with YA II PN Ltd. (“YA”), for the sale of up to $2,000 of its Ordinary Shares to YA during a four-year period beginning on March 1, 2018, the date on which the Securities and Exchange Commission first declares effective a registration statement registering the resale of the Company’s Ordinary Shares by YA. For each Ordinary Share purchased under the SEDA, YA will pay 93% of the lowest daily VWAP (as defined below) of the Ordinary Shares during the three consecutive trading days, following the date of an advance notice from the Company (provided such VWAP is greater than or equal to 90% of the last closing price of the Ordinary shares at the time of delivery of the advance notice). Notwithstanding the forgoing, the notice shall not exceed $500. “VWAP” is defined as of any date, to be such date’s daily dollar volume-weighted average price of the Ordinary Shares as reported by Bloomberg, LP. The Company may terminate the SEDA at any time upon prior notice to YA, as long as there are no advance notices outstanding and the Company has paid to YA all amounts then due.

In connection with the SEDA, the Company issued 67,307 ordinary shares to YA as a commitment fee. During the year 2020, the Company issued to YA 41,090 Ordinary Shares, for a total amount of $100, net of amortization of the remaining balance of the commitment fee which amounted to $77

e.	On June 2020, a total of 53,451 options were exercised for the amount of $109.

f.	On March 31, 2020 the Company issued 7,665 Ordinary Shares (equivalent to $12) to an officer of the Company as a Bonus, which was approved by the Board of Directors and shareholders.

g.	On February 19, 2020, the Company, through its wholly owned subsidiary, Ruby Tech Inc. entered into an agreement for a loan from YA in the principal amount of $600,000. The loan bears interest at a rate of 8% per annum, and is guaranteed by the Company and its subsidiary. The loan was paid in 12 monthly installments of principal and interest. The entire balance of the loan was repaid.

The Company issued to YA warrants to purchase up to 100,000 ordinary shares of the Company at an exercise price of $3.00 per ordinary share. If at the time of exercise, the ordinary shares underlying the warrants are not subject to an effective registration statement, the warrants may be exercised on a cashless basis. The warrants shall be exercisable for a period of two years from issuance. The Company paid to YA a commitment fee of $15,000.